UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

LYNDEN ENERGY CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-55301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1200 888 Dunsmuir Street Vancouver, British Columbia	V6C 3K4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 629-2991

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 21, 2015, Lynden USA Inc. (the “Borrower”), a wholly-owned subsidiary of Lynden Energy Corp. (the “Company”), entered into a Thirteenth Amendment to Credit Agreement (the “Thirteenth Amendment”) with Texas Capital Bank, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders party thereto, which amended certain terms of the Credit Agreement, dated August 29, 2011, among the Borrower, the Administrative Agent, and certain other lenders party thereto, as amended (the “Credit Agreement”). Principally, the Thirteenth Amendment increased the borrowing base under the revolving credit facility from $37,500,000 to $40,000,000.

The foregoing description of the Thirteenth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Thirteenth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure

On December 22, 2015, the Company issued a press release announcing the increase in the borrowing base under the revolving credit facility. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, or is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	—	Thirteenth Amendment to Credit Agreement, dated December 21, 2015, between Lynden USA Inc., Texas Capital Bank, N.A. as administrative agent, and certain other lenders party thereto.

Exhibit 99.1	—	Press release dated December 22, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNDEN ENERGY CORP.

	By:	/s/ Colin Watt
Colin Watt
President, Chief Executive Officer, Corporate Secretary and Director

Dated: December 22, 2015

EXHIBIT INDEX

Exhibit Number		Exhibit Title

10.1	—	Thirteenth Amendment to Credit Agreement, dated December 21, 2015, between Lynden USA Inc., Texas Capital Bank, N.A. as administrative agent, and certain other lenders party thereto.

99.1	—	Press release dated December 22, 2015.